UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2021

MCAP Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40116	85-3978415
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 South Wacker Drive, Suite 6400 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 258-8300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	MACQU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MACQ	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	MACQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

As previously reported on a Current Report on Form 8-K filed by MCAP Acquisition Corporation, a Delaware corporation (“MCAP” or “Parent”), with the U.S. Securities and Exchange Commission (“SEC”) on July 27, 2021, Parent entered into a Business Combination Agreement, dated July 27, 2021, with GRNT Merger Sub 1 LLC, a Delaware limited liability company (“Merger Sub 1”), GRNT Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), GRNT Merger Sub 3 LLC, a Delaware limited liability company (“Merger Sub 3”), GRNT Merger Sub 4 LLC, a Delaware limited liability company, H.I.G. Growth – AdTheorent Intermediate, LLC, a Delaware limited liability company (the “Blocker”), H.I.G. Growth – AdTheorent, LLC, a Delaware limited liability company (the “Blocker Member”), and AdTheorent Holding Company, LLC, a Delaware limited liability company (“AdTheorent”).

Special Meeting of Stockholders

On December 21, 2021, MCAP held special meeting of its stockholders (the “Stockholders Meeting”) at which stockholders voted on the proposals set forth below, each of which is described in greater detail in the proxy statement/prospectus filed pursuant to Rule 424(b)(3) (File No. 333- 259027) filed by MCAP with the SEC on December 3, 2021 (the “Prospectus”).

As of November 4, 2021, the record date for the Stockholders Meeting, there were 31,625,000 shares of Class A common stock issued and outstanding and 7,906,250 shares of Class B common stock issued and outstanding. At the Stockholders Meeting, there were at least 28,335,979 shares voted by proxy or in person, and each of the proposals was approved by the stockholders. The final voting results for each matter submitted to a vote of the stockholders at the Stockholders Meeting are as follows:

The Business Combination Proposal — To consider and vote upon a proposal to approve and adopt the Business Combination Agreement, dated as of July 27, 2021 (as may from time to time be amended, restated, supplemented or otherwise modified), by and among MCAP, Merger Sub 1, Merger Sub 2, Merger Sub 3, Merger Sub 4, H.I.G. Growth - AdTheorent Intermediate, LLC, a Delaware limited liability company, H.I.G. Growth - AdTheorent, LLC, a Delaware limited liability company, and AdTheorent, and the transactions contemplated thereby, including the merger of Merger Sub 1 with and into Blocker, with Blocker surviving as a wholly owned subsidiary of MCAP, immediately thereafter, the merger of Blocker with and into Merger Sub 2, with Merger Sub 2 surviving as a wholly owned subsidiary of MCAP, immediately thereafter, the merger of Merger Sub 3 with and into AdTheorent, with AdTheorent surviving as a wholly owned subsidiary of MCAP and immediately thereafter, the merger of AdTheorent with and into Merger Sub 4, with Merger Sub 4 surviving as a wholly owned subsidiary of MCAP (collectively, the “Business Combination”).

FOR	AGAINST	ABSTENTIONS
27,595,393	669,757	70,829

The Charter Amendment Proposal — To approve and adopt an amendment to MCAP’s current certificate of incorporation.

FOR	AGAINST	ABSTENTIONS
27,593,062	669,757	73,160

The Advisory Charter Proposals — To consider and vote upon, on a non-binding advisory basis, a proposal to approve certain governance provisions contained in the Proposed Charter, presented in accordance with the requirements of the SEC as eight separate sub-proposals.

Advisory Proposal A. To provide that the total number of shares of all classes of capital stock which the Company will have authority to issue is 370 million shares, consisting of (i) 350 million shares of common stock, par value $0.0001 per share, and (ii) 20 million shares of preferred stock, par value $0.0001 per share.

FOR	AGAINST	ABSTENTIONS
25,911,160	1,750,294	674,525

Advisory Proposal B. To provide that the capital stock consists of common and preferred stock only and does not delineate classes of common stock.

FOR	AGAINST	ABSTENTIONS
26,992,118	669,757	674,104

Advisory Proposal C. To provide for the waiver of the corporate opportunity doctrine with respect to H.I.G. and its affiliates and any Non-Employee Director or his or her affiliates.

FOR	AGAINST	ABSTENTIONS
25,911,104	1,750,495	674,380

Advisory Proposal D. To that certain actions under the Proposed Charter relating to the nomination and election of directors are subject to the Stockholders Agreement. Pursuant to the Stockholders Agreement, the Blocker Member and the Sponsor will have certain rights to designate directors to the combined company’s board of directors.

FOR	AGAINST	ABSTENTIONS
26,992,118	669,757	674,104

Advisory Proposal E. To provide that any action required or permitted to be taken by the stockholders of the combined company must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders.

FOR	AGAINST	ABSTENTIONS
25,889,467	1,772,408	674,104

Advisory Proposal F. To provide that amendments to the Proposed Charter will require the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding shares of capital stock of the combined company entitled to vote, voting together as a single class.

FOR	AGAINST	ABSTENTIONS
25,876,115	1,785,509	674,355

Advisory Proposal G. To provide that directors may be removed by the affirmative vote of the holders of at least 66 2/3% of the voting stock of the combined company entitled to vote at an election of directors.

FOR	AGAINST	ABSTENTIONS
25,877,106	1,785,513	673,360

Advisory Proposal H. To (i) provide that the post-business combination company’s corporate name would change from “MCAP Acquisition Corporation” to “AdTheorent Holding Company, Inc.” and makes the Company’s corporate existence perpetual and (ii) removes certain provisions related to MCAP’s status as a blank check company that will no longer apply upon consummation of the Business Combination.

FOR	AGAINST	ABSTENTIONS
26,995,193	669,757	671,029

The Election of Directors Proposal — To consider and vote to elect nine directors to serve staggered terms on MCAP’s board of directors until the 2022, 2023 and 2024 annual meeting of stockholders of MCAP, respectively, and until their respective successors are duly elected and qualified.

NOMINEE	FOR	WITHHELD
2022 Meeting
Ben Tatta	7,906,250	0
John Black	7,906,250	0
Danielle Qi	7,906,250	0
2023 Meeting
Vineet Mehra	7,906,250	0
Richard Boghosian	7,906,250	0
Zia Uddin	7,906,250	0
2024 Meeting
Kihara Kiarie	7,906,250	0
Eric Tencer	7,906,250	0
James Lawson	7,906,250	0

The Long-Term Incentive Plan Proposal — To consider and vote upon a proposal to approve the 2021 Long-Term Incentive Plan to be effective after the closing of the Business Combination.

FOR	AGAINST	ABSTENTIONS
27,457,882	754,361	123,736

The ESPP Proposal — To consider and vote upon a proposal to approve the 2021 Employee Stock Purchase Plan (“ESPP”) to be effective after the closing of the Business Combination.

FOR	AGAINST	ABSTENTIONS
27,592,337	669,761	73,881

The Nasdaq Proposal — To consider and vote upon a proposal to approve (i) for purposes of complying with Nasdaq Listing Rules 5635(a) and (b), the issuance of more than 20% of the issued and outstanding Class A common stock and the resulting change in control in connection with the Business Combination, and (ii) for the purpose of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the issued and outstanding shares of Class A common stock in the private placement in connection with the completion of the Business Combination.

FOR	AGAINST	ABSTENTIONS
27,592,717	669,958	73,304

The Adjournment Proposal — To consider and vote on a proposal to adjourn the Stockholders Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholders Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

FOR	AGAINST	ABSTENTIONS
27,564,132	698,542	73,305

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCAP ACQUISITION CORPORATION

By:	/s/ Theodore L. Koenig
	Name:	Theodore L. Koenig
	Title:	Chief Executive Officer

Date: December 21, 2021